Exhibit 32

CERTIFICATION PURSUANT
TO U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Protide Pharmaceuticals, Inc. (the “Registrant”) on Form 10-QSB for the period ended February 28, 2004 as filed with the Securities and Exchange Commission on April 14, 2004, hereof (the Report”), the undersigned officers certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

PROTIDE PHARMACEUTICALS, INC.

Dated: April 13, 2004	By: /S/ Milo R. Polovina Milo R. Polovina Chairman of the Board, President & CEO

CERTIFICATION PURSUANT
TO U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Protide Pharmaceuticals, Inc. (the “Registrant”) on Form 10-QSB for the period ended February 28, 2004 as filed with the Securities and Exchange Commission on April 14, 2004, hereof (the Report”), the undersigned officers certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

PROTIDE PHARMACEUTICALS, INC.

Dated: April 13, 2004	By: /S/ David E. Tess David E. Tess Vice President Finance

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